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                                                                    EXHIBIT 10.3


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                             1997 STOCK OPTION PLAN

                                      FOR

                            SILVERLEAF RESORTS, INC.







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ARTICLE I
GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         Section 1.1      Purpose of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.2      Separate Inducement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.3      Types of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II
AMOUNT OF STOCK SUBJECT TO THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         Section 2.1      Aggregate Number of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 2.2      Source of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE III
EFFECTIVE DATE AND TERM OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

         Section 3.1      Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 3.2      Duration of Plan and Granting of Options  . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 3.3      Parent and Subsidiary Defined . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 3.4      Participant Defined . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE IV
ADMINISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

         Section 4.1      Compensation Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 4.2      Quorum and Majority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 4.3      Removal and Vacancies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 4.4      Actions by Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 4.5      Authority of Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 4.6      Noncompetition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 4.7      Discretion of Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 4.8      Consultants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 4.9      No Liability for Good Faith Decisions . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE V
ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

         Section 5.1      Non-Qualified Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 5.2      Incentive Option Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
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         Section 5.3      Retired Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE VI
LIMITATION ON EXERCISE OF INCENTIVE OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

         Section 6.1      Excessive Incentive Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 6.2      Definitions for Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE VII
OPTIONS:  PRICE AND PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

         Section 7.1      Purchase Price of Non-Qualified Options . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 7.2      Purchase Price of Incentive Options . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 7.3      Fair Market Value of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                 (a)      National Exchange . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (b)      Public Market . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 (c)      No Public Market  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 (d)      Committee's Decision is Conclusive  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

         Section 7.4      Payment Upon Exercise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 7.5      Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

ARTICLE VIII
TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

         Section 8.1      Term of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 8.2      Acceleration of Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 8.3      Expiration of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 8.4      No Fractional Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 8.5      Exercise of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 8.6      Nontransferability of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 8.7      Exercise by Participant's Estate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 8.8      Purchase for Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 8.9      Restrictions on Transfer of Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
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ARTICLE IX
TERMINATION OF DIRECTORSHIP, OFFICE OR EMPLOYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

         Section 9.1      Expiration of Options Upon Termination  . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 9.2      Natural Expiration of Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 9.3      Voluntary or For Cause Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 9.4      "For Cause" Defined . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 9.5      Employment Defined  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 9.6      Transfer of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 9.7      Right to Terminate Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE X
ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         Section 10.1     Adjustments to Capital Structure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 10.2     Change in Control Defined . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 10.3     Expiration Upon Change in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE XI
ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

         Section 11.1     Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 11.2     Endorsements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 11.3     Taxes and Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 11.4     Shares Fully Paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 11.5     Withholding Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE XII
MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         Section 12.1     Listing of Shares and Related Matters . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 12.2     Amendment of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 12.3     Termination or Suspension of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 12.4     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 12.5     Partial Invalidity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 12.6     Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
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                             1997 STOCK OPTION PLAN
                                      FOR
                            SILVERLEAF RESORTS, INC.

         This 1997 Stock Option Plan (the "Plan") is established by Silverleaf Resorts, Inc. (the "Company"), a Texas corporation, and adopted by the Company as of the _____ day of ___________, 1997, and approved by the Shareholders of the Company as of the ____ day of ___________, 1997.


                                   ARTICLE I
                               GENERAL PROVISIONS

         SECTION 1.1 PURPOSE OF THE PLAN. The Company desires to afford certain of its directors, officers and key employees and the directors, officers and key employees of any subsidiary corporation or parent corporation of the Company who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, and thus to create in such directors, officers and key employees an increased interest in and a greater concern for the welfare of the Company. The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

         SECTION 1.2 SEPARATE INDUCEMENT. The stock options ("Options") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director, officer or key employee.

         SECTION 1.3 TYPES OF OPTIONS. The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.


                                   ARTICLE II
                      AMOUNT OF STOCK SUBJECT TO THE PLAN

         SECTION 2.1 AGGREGATE NUMBER OF SHARES. The total number of shares of common stock of the Company which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 1,100,000 shares of the authorized common stock, $0.01 par value per share, of the Company (the "Shares").

         SECTION 2.2 SOURCE OF SHARES. Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, new Options may be granted with respect to the Shares covered by such expired or terminated Options, provided that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.


                                  ARTICLE III
                      EFFECTIVE DATE AND TERM OF THE PLAN

         SECTION 3.1 EFFECTIVE DATE. The Plan shall become effective on the date (the "Effective Date') on which it is adopted by the board of directors of the Company (the "Board of Directors"); provided, however, that if the Plan is not approved by a vote of the shareholders of the Company within twelve (12) months before or after the Effective Date, the Plan and any Options granted thereunder shall terminate.

         SECTION 3.2 DURATION OF PLAN AND GRANTING OF OPTIONS. The Company may, from time to time during the period beginning on the Effective Date and ending on the earlier of such date as is 10 years after the Effective Date or is 10 years after the Plan is approved by the Shareholders (the "Termination Date"), grant to persons eligible to participate in the Plan Options under the terms of the Plan. Options granted prior to the Termination Date may extend beyond that date, in accordance with the terms thereof.

         SECTION 3.3 PARENT AND SUBSIDIARY DEFINED. As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall have the meanings ascribed to such terms, respectively, in Sections 424(f) and 424(e) of the Code.

         SECTION 3.4 PARTICIPANT DEFINED. An employee, officer or director to whom Options are granted hereunder may be referred to herein as a "Participant."


                                   ARTICLE IV
                                 ADMINISTRATION

         SECTION 4.1 COMPENSATION COMMITTEE. The Board of Directors shall designate a Compensation Committee (the "Committee"), which shall consist of no fewer than three directors, two of whom shall be "non-employee directors" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to administer the Plan.

         SECTION 4.2 QUORUM AND MAJORITY. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee.

         SECTION 4.3 REMOVAL AND VACANCIES. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.





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
         SECTION 4.4 ACTIONS BY BOARD. Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors. Any reference in the Plan to the Committee shall be deemed also to refer to the Board of Directors, to the extent that the Board of Directors is exercising any of the powers and functions of the Committee.

         SECTION 4.5 AUTHORITY OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion, to:

                 (a) determine the directors, officers and employees to whom Options shall be granted, the time when such Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the respective Options (which need not be identical);

                 (b)      construe the Plan and Options granted thereunder;

                 (c) prescribe, amend and rescind rules and regulations relating to the administration of the Plan; and

                 (d) make all other determinations necessary or advisable for administering the Plan.

         SECTION 4.6 NONCOMPETITION. Without limiting the foregoing, the Committee also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree that in the event of termination of directorship, office or employment of such Participant, other than as a result of dismissal without cause, such Participant will not, for a period to be fixed at the time of the grant of the Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through directorship, office or employment with the Company or any subsidiary corporation or parent corporation thereof.

         SECTION 4.7 DISCRETION OF COMMITTEE. The determination of the Committee on matters referred to in this Article IV shall be conclusive.

         SECTION 4.8 CONSULTANTS. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.





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
         SECTION 4.9 NO LIABILITY FOR GOOD FAITH DECISIONS. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option.


                                   ARTICLE V
                                  ELIGIBILITY

         SECTION 5.1 NON-QUALIFIED PARTICIPANTS. Non-Qualified Options may be granted only to directors, officers and other salaried key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided.

         SECTION 5.2 INCENTIVE OPTION PARTICIPANTS. An Incentive Option may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, and not to any director or officer who is not also an employee.

         SECTION 5.3 RETIRED EMPLOYEES. Any person who shall have retired from active employment by the Company, although such person shall have entered into a consulting contract with the Company, shall not be eligible to receive an Option.


                                   ARTICLE VI
                  LIMITATION ON EXERCISE OF INCENTIVE OPTIONS

         SECTION 6.1 EXCESSIVE INCENTIVE OPTIONS. Except as otherwise provided under the Code, to the extent that the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock options plans of the Company and any parent corporation or subsidiary corporation of the Company) exceeds $100,000.00, such Options shall be treated as Non-Qualified Options.

         SECTION 6.2 DEFINITIONS FOR LIMITATION. For purposes of the limitation set forth in Section 6.1:

                 (a) the fair market value of Shares is determined as of the time the Option is granted;

                 (b) the limitation will be applied by taking into account Options in the order in which they were granted; and

                 (c) Incentive Options granted before 1987 shall not be taken into account.





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
                                  ARTICLE VII
                          OPTIONS:  PRICE AND PAYMENT

         SECTION 7.1 PURCHASE PRICE OF NON-QUALIFIED OPTIONS. The purchase price for each Share purchasable under any Non-Qualified Option granted hereunder shall be such amount as the Committee shall deem appropriate, but not less than the par value thereof, if any.

         SECTION 7.2 PURCHASE PRICE OF INCENTIVE OPTIONS. The purchase price for each Share purchasable under any Incentive Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value per Share on the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a Participant who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date the Option is granted. For purposes of determining such ownership, the attribution rules of Section 424(d) of the Code shall apply.

         SECTION 7.3      FAIR MARKET VALUE OF SHARES.

                 (a) NATIONAL EXCHANGE: If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on such date. If the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall, in good faith, determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

                 (b) PUBLIC MARKET: If a public market exists for the Shares on any date on which the fair market value per Share is to be determined but the Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on such date. If there are no bid and asked quotations for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

                 (c) NO PUBLIC MARKET: If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best, good faith judgment, determine the fair market value of a Share.

                 (d) COMMITTEE'S DECISION IS CONCLUSIVE: For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

         SECTION 7.4 PAYMENT UPON EXERCISE. Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash or certified check the Participant may, if and to the extent the terms of the Option so provide and to the extent permitted by applicable law, exercise an Option in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such Participant having a fair market value equal to the purchase price of the Shares as to which the Option is being exercised. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

         SECTION 7.5 USE OF PROCEEDS. The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.


                                  ARTICLE VIII
            TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

         SECTION 8.1 TERM OF OPTIONS. Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten
(10) years from the date such Option is granted; and provided further that, in the case of an Incentive Option granted to a Participant who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted. For purposes of determining such ownership, the attribution rules of Section 424(d) of the Code, shall apply.

         SECTION 8.2      ACCELERATION OF TERMS.  Subject to the provisions of
Section 12.2, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option.

         SECTION 8.3 EXPIRATION OF OPTIONS. To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

         SECTION 8.4 NO FRACTIONAL SHARES. In no event shall an Option granted hereunder be exercisable for a fraction of a Share.

         SECTION 8.5 EXERCISE OF OPTIONS. Any Option shall be exercised by the Participant holding such Option as to all or part of the Shares covered by such Option by giving written notice of such exercise to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Sections 8.8, 11.5, and 12.1 of this Plan, the Company shall cause certificates for the Shares so purchased to be delivered to the Participant at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

         SECTION 8.6 NONTRANSFERABILITY OF OPTIONS. No Option shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option shall be exercisable, during the lifetime of the Participant, only by such Participant.

         SECTION 8.7 EXERCISE BY PARTICIPANT'S ESTATE. If an Option shall be exercised by the legal representative of a deceased Participant, or by a person who acquired an Option by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

         SECTION 8.8 PURCHASE FOR INVESTMENT. Except as hereafter provided, a Participant shall, upon any exercise of an Option, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired thereunder for such Participant's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

         SECTION 8.9 RESTRICTIONS ON TRANSFER OF STOCK. No Shares acquired by a Participant pursuant to an Incentive Option granted under this Plan shall be "disposed of", within the meaning of Section 424(c) of the Code, by the Participant within two (2) years from the date of granting of the option nor within one year after the transfer of such Shares to such Participant. No Shares acquired by a Participant pursuant to a Non-Qualified Option shall be sold or otherwise disposed of within a period of six (6) months following the date of acquisition of such Shares, unless either the grant of the Non-Qualified Option is approved by the Board of Directors, or a committee of the Board of Directors that is composed solely of two or more non-employee directors as defined in Rule 16b-3 of the Exchange Act, or the grant of the Non-Qualified Option is approved or ratified, in compliance with section 14 of the Exchange Act, by either: the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated, or the written consent of the holders of a majority of the securities of the Company entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of the shareholders.


                                   ARTICLE IX
               TERMINATION OF DIRECTORSHIP, OFFICE OR EMPLOYMENT

         SECTION 9.1 EXPIRATION OF OPTIONS UPON TERMINATION. Upon termination of the directorship, office or employment of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to the Participant, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

                 (a) if the Participant shall die while serving as a director, officer or while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such Participant was entitled to exercise an Option as herein provided, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of the Participant, may, not later than one (1) year from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

                 (b) if the directorship, office or employment of any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such Participant is entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including (i) three (3) months after the date of such termination of directorship, office or employment in the case of termination by reason of retirement or dismissal other than for cause and (ii) one

         (1) year after the date of termination of directorship, office or employment in the case of termination by reason of disability.

         SECTION 9.2 NATURAL EXPIRATION OF OPTION. In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option as specified therein.

         SECTION 9.3 VOLUNTARY OR FOR CAUSE TERMINATION. If a Participant voluntarily terminates his directorship, office or employment, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

         SECTION 9.4 "FOR CAUSE" DEFINED. For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by a Participant of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by a Participant of an act of fraud in the performance of such Participant's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (c) the continuing willful failure of a Participant to perform the duties of such Participant to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the Participant's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of the Participant's employment, directorship or office. For purposes of the Plan, no act, or failure to act, on the Participant's part shall be considered "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

         SECTION 9.5 EMPLOYMENT DEFINED. For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on maternity, military, or sick leave or other bona fide leave of absence, such individual shall be considered an "employee" for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to reemployment with his employer is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

         SECTION 9.6 TRANSFER OF EMPLOYMENT. A termination of employment shall not be deemed to occur by reason of (i) the transfer of a Participant from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of a Participant from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

         SECTION 9.7 RIGHT TO TERMINATE EMPLOYMENT. The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any Participant; and it shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.


                                   ARTICLE X
              ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

         SECTION 10.1 ADJUSTMENTS TO CAPITAL STRUCTURE. In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other like change in capital structure of the Company, an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any further adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares, if any, for which Options may be granted to any one employee, and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and
(ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of
Section 422 of the Code.

         SECTION 10.2 CHANGE IN CONTROL DEFINED. For purposes of the Plan, a "change in control" of the Company occurs if: (a) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended), other than Robert E. Mead, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (c) the Board of Directors shall approve the sale of all or substantially all of the assets of the company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a) or
(b) above.

         SECTION 10.3 EXPIRATION UPON CHANGE IN CONTROL. In the event of a change in control of the Company (defined above), the Committee, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount of cash equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction over the exercise price per Share of such Option. The provisions contained in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above if the holder of such Option is a director or officer of the Company or a beneficial owner of the Company who is described in
Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period. Alternatively, the Committee may determine, in its discretion, that all then outstanding Options shall immediately become exercisable upon a change of control of the Company.


                                   ARTICLE XI
             ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

         SECTION 11.1 CERTIFICATES. Upon any exercise of an Option and payment of the purchase price, a certificate or certificates for the Shares as to which the Option has been exercised shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person or persons.

         SECTION 11.2 ENDORSEMENTS. The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, within the meaning of
Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

         SECTION 11.3 TAXES AND FEES. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses incurred by the Company in connection with such issuance or transfer.

         SECTION 11.4 SHARES FULLY PAID. All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

         SECTION 11.5 WITHHOLDING TAXES. The Company may require an employee exercising a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted or paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee shall prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.


                                  ARTICLE XII
                            MISCELLANEOUS PROVISIONS

         SECTION 12.1 LISTING OF SHARES AND RELATED MATTERS. If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

         SECTION 12.2 AMENDMENT OF THE PLAN. The Board of Directors or the Committee may, from time to time, amend the Plan, provided that, notwithstanding anything to the contrary herein, no amendment shall be made, without the approval of the shareholders of the Company, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article X), (ii) reduce the exercise price of any Incentive Option granted hereunder below the price required by Article VII, or (iii) modify the provisions of the Plan relating to eligibility. The Board of Directors or the Committee shall be authorized to amend the Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as "incentive stock options" within the meaning of Section 422 of the Code. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of the Option.

         SECTION 12.3 TERMINATION OR SUSPENSION OF THE PLAN. The Board of Directors or the Committee may at any time and for any or no reason suspend or terminate the Plan. The Plan, unless sooner terminated under Article III or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after it is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee under Article IV to construe and administer any Options granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

         SECTION 12.4 GOVERNING LAW. The Plan, such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas from time to time obtaining.

         SECTION 12.5 PARTIAL INVALIDITY. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

         SECTION 12.6 SUCCESSORS. This Plan shall be binding on the Company, its successors and assigns.

         ADOPTED this 15th day of May, 1997.


                                    SILVERLEAF RESORTS, INC.



                                    By: /s/ ROBERT E. MEAD
                                       -----------------------------------------
                                       Robert E. Mead, Chief Executive Officer


                                    ATTESTED BY: /s/ SANDRA CEARLEY
                                                --------------------------------
                                                Sandra Cearley, Secretary